SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2007

NEXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25247	95-4675095
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421

(Address of principal executive offices)

423-296-8213

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 9, 2007, the Registrant issued a press release reporting earnings results for the fiscal quarter ended March 2, 2007.

Item 7.01. Regulation FD Disclosure.

On April 10, 2007, the Company will be holding a conference call to discuss fiscal quarter results at 10:00 AM Eastern time.  Information on how to participate in the call is available via a press release issued on April 3, 2007.  The call-in number to participate in the call is 877-407-9205.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits

99.1

Press release dated April 9, 2007 reporting earnings for the fiscal quarter ended March 2, 2007.

99.2

Press release dated April 3, 2007 with details pertaining to the Company’s quarterly conference call, to be held April 10, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date: April 10, 2007

By: /s/ David O. Cole

David O. Cole

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press release dated April 9, 2007 reporting earnings for the fiscal quarter ended March 2, 2007.

99.2

Press release dated April 3, 2007 with details pertaining to the Company’s quarterly conference call, to be held April 10, 2007.